NORTHQUEST CAPITAL FUND, INC.
                                16 Rimwood Lane
                             Colts Neck, NJ  07722



                                                                    June 30,2002

To NorthQuest Capital Fund Shareholders:
   The Fund began the year at $10.00 per share and closed on June 28, 2002 at $9.30. The Fund's total return before taxes was (-7 %) for the past six months. The Fund has been buying good companies at bargain prices during this period of "high anxiety".
   The following five companies have been added to our portfolio.
      1. Diebold Incorporated (DBD) - Manufactures and services ATM machines. DBD has recently entered the voting machine business.
      2. Donaldson Company (DCI) - Manufactures filters for mobile equipment, industrial gas turbines and computer disc drives.
      3. MBNA Corporation (KRB) - A major player in issuing bank credit cards in U.S., Europe, and Canada.
      4. New Jersey Resource Corp. (NJR) - Operates a natural gas utility in Monmouth and Ocean counties.
      5. Stryker Corp. (SYK) - A medical manufacturer of orthopedice products such as, hip, shoulder, knee, and spinal implants. It also manufac-tures and markets other types of medical equipment.
These companies have been consistent performers over the past five years and should continue on their paths of strong earnings and revenues over the next five years. The Fund continues to accumulate shares of these corporations at prices that are deeply discounted.
   We do not know when the current "bear market" in stocks will end. But we know that the purchases of common stock securities made by the Fund at this time will eventually produce strong returns for our shareholders in the future. Some of our senior investors may believe that they do not have the "luxury of time". Time can be neutralized by the way a Fund employs its cash reserve. The Fund's cash reserve, currently 19% of total assets, is gradually and selectively being invested into companies with strong balance sheets. Each purchase of stock made at lower share prices enables the Fund to reduce its average cost per share. This will cut the amount of time required for the Fund to recover from its earlier higher stock purchases.
   I would like to remind our shareholders about the upcoming November congres-sional elections. The best way to protect our investments is to be an informed citizen and vote for candidates who believe in the American constitution, capitalism, and our free enterprise system. Beware of politicians who support programs that increase government spending, higher taxes, and more government regulations. If we as individuals can live within our personal budgets, so can the local, state, and federal governments.
   The Fund's portfolio, Statement of Assets and Liabilities, Statement of changes in Net Assets, and each shareholder's personal activity statement are included in the mid-year report. Have a good summer!


Regards,


By: /s/Peter J. Lencki
       President

                            NORTHQUEST CAPITAL FUND
            Portfolio of Investments - in Securities June 30, 2002


                                           Total                    Total Value
                                           Shares     Total Cost    This   Date
Common Stocks:                  81.0 %     ------     ----------    -----------
--------------
Computer hardware & software     6.3 %
  CISCO SYSTEMS      CSCO                   900        14,868.00   $ 12,555.00
  EMC CORP.           EMC                  1600        17,280.00     12,080.00
  SYMANTEC           SYMC                   800        29,600.00     26,280.00
                                                                     ---------
                                                                     50,915.00

Electrical Products/Equipment    7.1 %
  GEN. ELECT. Co.      GE                  1000        35,692.95     29,050.00
  TECHNITROL Inc.     TNL                  1200        28,284.00     27,960.00
                                                                     ---------
                                                                     57,010.00

Financial Services              19.2 %
  MOR. STAN. DW.        MWD                1600        89,088.00     68,928.00
  WASH. Mutual           WM                1700        61,030.00     63,087.00
  MBNA Corp.            KRB                 700        23,803.90     23,149.00
                                                                     ---------
                                                                    155,164.00

Miscellaneous                   48.4 %
  BERK. HATH.          BRK/B                 31        72,881.00     69,254.00
  CHOICEPOINT           CPS                1333        59,985.15     60,611.51
  DIEBOLD INC.          DBD                 700        27,432.85     26,068.00
  DONALDSON CO.         DCI                 800        31,952.85     28,032.00
  HERSHEY Foods         HSY                 600        41,874.00     37,500.00
  MCGRAW HILL           MHP                 800        53,416.00     47,760.00
  NJ RESOURCE CORP.     NJR                1000        29,737.90     29,850.00
  PFIZER                PFE                1000        37,822.95     35,000.00
  SEALED AIR            SEE                 600        28,158.00     24,162.00
  STRYKER CORP.         SYK                 600        32,321.95     32,106.00
                                                                     ---------
                                                                    390,343.51

    Total Common Stocks                     (Costs = $715,229.50)  $653,432.51
                                                                   -----------
Short-term Investments:         19.0 %
-----------------------
  Schwab One Money Market                                 749.86        789.86
  Best Vest Brokerage                                   1,743.00      1,743.00
  Fleet Checking Account                                2,500.00      2,500.00
  Fleet Bank Money Market                             148,357.18    148,357.18
                                                                    ----------
    Total Short-term Investments             (Cost = $153,350.04)  $153,350.04

    Total Securities                         (Cost = $868,579.54)  $806,782.55
                                                                   ===========

    The accompanying notes are an integral part of this financial statement.
                This financial statement has not been audited.
                                    - 2 -

                         NORTHQUEST CAPITAL FUND, INC.
               Statement of Assets & Liabilities - June 30, 2002

ASSETS:
-------
Investments in Securities at value this date(Cost = $868,579.54)   $806,782.55
  Receivables for accrued dividends and interest                        413.28
                                                                   -----------
    Total Assets                                                   $807,195.83

LIABILITIES:
------------
  June management fee                                                   678.11
                                                                        ------
    Total Liabilities                                                   678.11

NET ASSETS:  (Equivalent to $9.30 per share based on 86,753
-----------   shares of Capital stock outstanding.
              500,000,000 shares authorized. $.001 par value)      $806,517.72
                                                                   -----------
COMPOSITION OF NET ASSETS:
--------------------------
  Shares of common stock at par value                                    86.75
  Paid on capital less par                                          867,468.82
  Undistributed net income                                              759.14
  Net unrealized depreciation of investments                        (61,796.99)
                                                                    -----------
    Net assets  June 30, 2002                                      $806,517.72
--------------------------------------------------------------------------------
           Statement of Operations - Six Months ended June 30, 2002

INVESTMENTS INCOME:
-------------------
  Dividends, received and accrued                                  $  1,121.50
  Interest, received and accrued                                      1,545.13
                                                                   ------------
    Total investment income                                           2,666.63

EXPENSES:
---------
  Management fee                                                      1,907.44
                                                                   ------------
    Total expenses                                                    1,907.44

INVESTMENT INCOME - NET:                                           $    759.19
------------------------                                           ------------

NET REALIZED GAIN ON SECURITY TRANSACTIONS:                               (.05)
-------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS:               (61,796.99)
-----------------------------------------------------              ------------
NET GAIN ON INVESTMENTS:                                            (61,797.04)
------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:              $(61,037.85)
-----------------------------------------------------

    The accompanying notes are an integral part of this financial statement.
                     This statement has not been audited.
                                    - 3 -

                         NORTHQUEST CAPITAL FUND, INC.
                       Statement of changes in Net assets

                                                              6  Months  ended
                                                                   6/30/02
INCREASE IN NET ASSETS FROM OPERATIONS:
---------------------------------------
Investment income - net                                     $          759.19
Net realized loss on securities transactions                             (.05)
  Net change in unrealized appreciation of investments             (61,796.99)
                                                                   -----------
  Net increase in net assets resulting from operations             (61,037.85)

  Distributions to Shareholders from Investment income - net           000.00
  Distributions to Shareholders from Net realized
                                      gains from investments           000.00
  Net capital share transactions                                   767,427.12
                                                                   -----------
  Net change in Net assets                                         706,389.27

NET ASSETS:
-----------
  Beginning of period                                       $      100,128.45
                                                                   -----------
  End of period                                                    806,517.72
------------------------------------------------------------------------------
                 Notes to Financial statements - June 30, 2002
Note 1.  Organization & Significant Accounting Policies:
--------------------------------------------------------
NorthQuest Capital Fund (the "Fund") is a registered non-diversified, open-end management investment company, which is regulated under the Investment Company Act of 1940. All significant accounting policies, consistently followed by the Fund in the preparation of its financial statements, are in conformity with gen-erally accepted accounting principles. The Fund values the Fund's listed secur-ities at their last sale price on national security exchanges. Over the Counter securities are valued at their last bid price. Short-term investments are val-ued at cost approximating market value. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, which requires no federal income tax provision because substantially all net investment income is distributed to shareholders at year-end.
Note 2.  Capital Share Transactions:                6 Months ended    6/30/02
------------------------------------                    Shares         Amount
Shares sold                                          76,740.14900    $767,427.12
Shares issued in reinvestment of dividend                00.00             00.00
Shares redeemed                                          00.00             00.00
                                                     ------------    -----------
  Net Increase                                       76,740.14900     767,427.12
Note 3.  Investments:
---------------------
Purchases and sales of investment securities other than short-term investments aggregated $715,229.50 and $14.85 respectively in the 6 months ended June 30, 2002. The gross net unrealized appreciation for all securities totaled $(61,796.99). The aggregate cost of securities for federal income tax purposes as of June 30, 2002 was $868,579.54.
Note 4.  Investment Advisory Agreement & Other Related Transactions:
--------------------------------------------------------------------
The Fund has an investment agreement with Emerald Research Corp. (ERC) to re-ceive investment advice. The cost of this service for six months ending
June 30, 2002 was $1,907.44 based on 1 % per year of the net assets of the Fund.
                                    - 4 -

                         NORTHQUEST CAPITAL FUND, INC.
                 Notes to Financial statements - June 30, 2002


The fee is computed daily and is payable monthly. ERC waived its advisory fee of $272.78 for the January - March period and paid the Fund's start up expenses of $4,173.87. Peter J. Lencki is the President of the Fund and President of ERC. Walter A. Lencki is a Director on the Fund's Board of Directors and an investor in ERC.
Note 5.  Distributions to Shareholders:
---------------------------------------
On December 28, 2001 a distribution of $0.01 per share aggregating $128.45 was paid to the shareholder of record on that day from net investment income and capital gains.









































                        This report has no been audited



                                    - 5 -